                                                                    EXHIBIT 10.7


                           GRANT OF SECURITY INTEREST


                                    PATENTS



          THIS GRANT OF SECURITY INTEREST, dated as of June 5, 1997, is executed by Cardiac Control Systems, Inc., a Delaware corporation ("Borrower"),
                                                                    --------
in favor of Coast Business Credit(R), a division of Southern Pacific Thrift & Loan Association ("Lender").
                   ------

          A. Pursuant to a Loan and Security Agreement dated as of the date hereof ("Loan Agreement") between Borrower and Lender, Lender have agreed to
         --------------
extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          B. Borrower owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and
                                                             -----------------
1-B annexed hereto as part hereof (collectively, the "Patents");
---                                                   -------

          C. Borrower has entered into a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Lender;
                                      ------------------
and

          D. Pursuant to the Security Agreement, Borrower has granted to Lender a security interest in all right, title and interest of Borrower in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and
                  ----------
observance of the Obligations, as defined in the Security Agreement;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby further grant to Lender a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          Borrower does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          Lender's address is:

          Coast Business Credit,
          a division of Southern Pacific Thrift & Loan Association 12121 Wilshire Boulevard, Suite 1111
          Los Angeles, California  90025
          Attn:  Manager
          Telephone No.:  (310) 820-6681
          Telecopier No.: (310) 826-2884

          IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed as of the day and year first above written.


                                 CARDIAC CONTROL SYSTEMS, INC.


                                 By: /s/ Alan J. Rabin
                                     -------------------------------
                                   Name:  Alan J. Rabin
                                   Title: President

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------
STATE OF Florida      )
                      )  ss.
COUNTY OF Orange      )

On June 5, 1997, before me, Alan J. Rabin, President
                            ----------------------------------------------
                                      (Name and Title of Officer)
personally appeared who executed the foregoing document and is

           [X]    personally known to me
                  -or-
           [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

   WITNESS my hand and official seal.

   /s/ Marion M. Baker                      [SEAL OF NOTARY PUBLIC APPEARS HERE]
   -------------------------------            Marion M. Baker
       Signature Of Notary                    My Commission CC589074
                                              EXPIRES OCT. 07, 2000

--------------------------------------------------------------------------------
                                   OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER            DESCRIPTION OF ATTACHED DOCUMENT

[_] Individual
[_] Corporate Officer

----------------------------------        --------------------------------------
          Title(s)                              Title Or Type Of Document

[_]  Partner(s)    [_]  Limited
                   [_]  General           --------------------------------------
                                                        Number
[_]  Attorney-In-Fact                                  Of Pages
[_]  Trustee(s)
[_]  Guardian/Conservator
[_]  Other:
           -----------------------        --------------------------------------
                                                     Date Of Document
  Signer is representing:

  Name Of Person(s) Or Entity(ies)        --------------------------------------
                                             Signer(s) Other Than Named Above
  --------------------------------

  --------------------------------

--------------------------------------------------------------------------------

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST


                                    PATENTS


            Title                       Date Issued                 Patent No.
            -----                       -----------                 ----------
Pacemaker Catheter Utilizing                                        5,127,403
Bipolar Electrodes Spaced in
Accordance to the Length of a
Heart Depolarization Signal

Self-Sealing Connector for                                          4,907,592
Electrical Leads for Use in
Wet Environments

Cardiac Pacer with Switching                                        4,726,379
Circuit for Isolation

Pacemaker Catheter                                                  4,962,767

Process for Polymer Coating                                         4,497,849
Electrical Conductors

                                     1-A-1

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST


                              PATENT APPLICATIONS


        Title                 Jurisdiction    Application Date   Application No.
        -----                 ------------    ----------------   ---------------
Lead Fixation Device
or Suture Sleeve

Atrial "J" Lead

Improved Cardiac
Pacing and Sensing
Using Extra-Cardiac
Indifferent Electrode
Configurations

Suppression of Far-
Field Interference
Signals for
Implantable Device
Data Transmission
Systems

Performed (Shaped)
Single Lead
Pacemaker Systems

Performed (Shaped)
Single Lead
Pacemaker Systems

Active Fixation of a
Lead



                                     1-B-1